UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Maine & Maritimes Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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209 State Street

PO Box 789

Presque Isle, ME

04769-0789

March 18, 2009

Dear Stockholder,

On behalf of the Board of Directors and Management of Maine & Maritimes Corporation, we cordially invite you to attend our 2009 Annual Meeting of Stockholders. The meeting will be held on Tuesday, May 12, 2009, at 9:30 a.m., local time, at the G. Melvin Hovey Operations Center, Maine Public Service Company, 10 Parkhurst Siding Road, Presque Isle, Maine 04769. Directions are included on the final page of the Proxy Statement.

The matters to be acted upon are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Company’s Annual Report to Stockholders is also enclosed for your information.

We encourage you to use this opportunity to take part in the affairs of Maine & Maritimes Corporation by voting on the business to come before the meeting. Whether or not you plan to attend, please complete, sign and date, and promptly return the enclosed proxy card in the accompanying reply envelope so that your shares will be represented at the meeting. If you decide to attend the meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

Thank you for your ongoing support of and continued interest in Maine & Maritimes Corporation.

Sincerely,

Brent M. Boyles

President

and Chief Executive Officer

MAINE & MARITIMES CORPORATION

209 STATE STREET, PO BOX 789

PRESQUE ISLE, MAINE 04769-0789

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 12, 2009

To the Common Stockholders of

    MAINE & MARITIMES CORPORATION

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Maine & Maritimes Corporation (“MAM” or the “Company”) will be held at the G. Melvin Hovey Operations Center, Maine Public Service Company, 10 Parkhurst Siding Road, Presque Isle, Maine 04769, on Tuesday, May 12, 2009, at 9:30 a.m., local time. The purpose of the Annual Meeting shall be to consider and act upon the following matters:

1.	To elect three Class I directors to hold office until the Annual Meeting of Stockholders to be held in 2012; and

2.	To ratify the selection of Vitale Caturano & Company, P.C. as the Company’s independent registered public accounting firm for the 2009 fiscal year; and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on March 17, 2009, will be entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

YOUR VOTE IS VERY IMPORTANT TO US. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO VOTE YOUR SHARES USING ONE OF THE FOLLOWING METHODS: (1) VOTE THROUGH THE INTERNET AT THE WEBSITE SHOWN ON THE PROXY CARD; OR (2) COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON, EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY IN WRITING.

By Order of the Board of Directors,

Patrick C. Cannon

Secretary

This Proxy Statement is dated March 18, 2009, and is first being mailed to stockholders on April 3, 2009.

MAINE & MARITIMES CORPORATION

209 STATE STREET, PO BOX 789

PRESQUE ISLE, MAINE 04769-0789

ANNUAL MEETING OF STOCKHOLDERS

MAY 12, 2009

PROXY STATEMENT

Important Notice Regarding Internet Availability of Proxy Materials for the

Stockholders Meeting to be Held on May 12, 2009. This Proxy Statement and the

Maine & Maritimes Corporation

2008 Annual Report are available for downloading, viewing and printing at www.maineandmaritimes.com

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maine & Maritimes Corporation (“MAM” or the “Company”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) being held on Tuesday, May 12, 2009, at 9:30 a.m., local time, or at any adjournment or postponement thereof. The meeting will be held at the G. Melvin Hovey Operations Center, Maine Public Service Company, 10 Parkhurst Siding Road, Presque Isle, Maine 04769. This Proxy Statement and the accompanying Proxy are first being mailed to stockholders on or about April 3, 2009.

Voting Rights and Outstanding Shares

The Board of Directors has fixed the close of business on March 17, 2009, as the record date for the Annual Meeting or any adjournment or postponement thereof. Only stockholders who were record owners of shares of our common stock, at the close of business on the record date, are entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement thereof. As of March 17, 2009, 1,679,599 shares of our common stock were issued and outstanding.

The common stock is the only class of stock entitled to vote at this meeting and all common stockholders are entitled to one vote for each share held on all matters, except that in the election of directors, each common stockholder upon proper notice is entitled to cumulative voting. For cumulative voting, each common stockholder will be entitled to as many votes as shall equal the number of shares held on the record date multiplied by the number of directors to be elected, and each stockholder may cast all of the stockholder’s votes for a single director or distribute them among the total number of directors to be elected or among any number of directors as the stockholder may see fit.

In connection with Proposal (1), if any common stockholder gives notice to the Secretary of MAM not less than 48 hours before the time set for the meeting of the stockholders of his or her intention to vote cumulatively, all common stockholders in the same voting group shall be entitled to cumulate their votes on election of directors without giving further notice. Any common stockholder who wishes to vote cumulatively, but who will not be present at the meeting, should give written notice to the Secretary of MAM of such intention before the meeting and should clearly indicate in writing on the accompanying Proxy the director or directors for whom he or she wishes to vote and the number of votes he or she wishes to distribute to each such director. If no written indication is made on the Proxy, the votes will be evenly distributed among all nominees.

Voting Your Proxy

Common stockholders may vote at the meeting either in person or by duly authorized Proxy. The giving of a Proxy by a common stockholder will not affect the common stockholder’s right to vote his or her shares if he or she attends the meeting and wishes to vote in person. All shares represented by effective Proxies on the enclosed form, received by MAM, will be voted at the meeting or any adjournment or postponement thereof, in accordance with the terms of such Proxies.

To vote by Proxy you must complete and return the enclosed proxy card so that your shares can be represented, even if you plan to attend the Annual Meeting. Our proxy tabulator, Computershare Investor Services, must receive any Proxy that will not be delivered in person to the Annual Meeting by 9:00 a.m., local time, on May 12, 2009. Properly executed Proxies received prior to the meeting, and not subsequently revoked in the manner described below, will be voted in accordance with the instructions on such Proxies. Where no instructions are given, Proxies will be voted FOR the director nominees named herein, FOR the ratification of the independent auditors, and with respect to any other matter that may properly be brought before the Annual Meeting, in accordance with the judgment of the Proxy holder.

Revocability of Proxies

Before your shares have been voted at the Annual Meeting you may change or revoke your vote by:

•	Submitting to the Clerk of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the date of the Proxy; or

•	Signing and dating a subsequent Proxy relating to the same shares and delivering it to the Clerk of the Company before the Annual Meeting; or

•	Attending the Annual Meeting and voting in person.

Attendance at the Annual Meeting will not by itself constitute revocation of a Proxy.

Any written notice revoking a Proxy should be sent to Maine & Maritimes Corporation, PO Box 789, Presque Isle, Maine, 04769, Attention: Clerk, or hand delivered to the Clerk of the Company at the Annual Meeting, at or before the taking of the vote.

Quorum; Abstentions; Broker Non-Votes

A quorum of stockholders is necessary to hold a valid meeting for the transaction of business. As provided under Maine law:

•	A majority of the shares entitled to vote at the Annual Meeting, present in person or represented by Proxy, will constitute a quorum of the meeting;

•	With respect to Proposal (1), the three director nominees receiving the greatest number of votes will be elected;

•	Proposal (2) must be approved by the affirmative vote of a majority of the shares voted;

•	Abstentions and broker non-votes will be counted in determining a quorum for the meeting; and

•	Shares withheld and broker non-votes will have no effect on the election of directors or any of the other proposals.

Solicitation of Proxies and Expenses

The accompanying Proxy is solicited by and on behalf of the Board of Directors, and the cost of such solicitation will be borne by the Company. Georgeson Shareholder Communications, Inc. (“Georgeson”) may solicit proxies by personal interview, mail, telephone, and electronic communications, and will request brokerage houses and other custodians, nominees, and fiduciaries to forward soliciting material to the beneficial owners of the common stock held on the record date by such persons. The Company will pay Georgeson $7,500 for its proxy solicitation services and will reimburse Georgeson for payments made to brokers and other nominees for their expenses in forwarding solicitation materials. Solicitations also may be made by personal interview, telephone, and electronic communications by directors, officers and other employees of the Company without additional compensation.

Security Ownership of Certain Beneficial Owners

5% Beneficial Ownership:

The following table sets forth information as to the entities that have reported to the Securities and Exchange Commission (“SEC”) or have advised us that they are a beneficial owner, defined by the SEC’s rules and regulations, of more than five percent of our outstanding common stock.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percent of Class (1)
Dimensional Fund Advisors LP Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746	142,530	(2)	8.49%

FMR LLC 82 Devonshire Street Boston, MA 02109	118,158	(3)	7.03%

GAMCO Investors, Inc. One Corporate Center Rye, New York 10580-1435	239,100	(4)	14.24%

RMB Capital Management, LLC 115 S. LaSalle Street 34th Floor Chicago, IL 60603	163,992	(5)	9.76%

Renaissance Technologies LLC 800 Third Avenue New York, New York 10022	90,600	(6)	5.39%

(1)	Percent of Class is based on 1,679,599 shares outstanding as of March 17, 2009.

(2)	Dimensional Fund Advisors LP (“Dimensional”) filed a Schedule 13G with the SEC on February 9, 2009. The Schedule 13G reported that Dimensional holds 142,530 shares of our common stock as of December 31, 2008, with sole voting power and sole dispositive power with respect to all of such shares. Dimensional disclaims beneficial ownership to all of such shares.

(3)	FMR LLC filed a Schedule 13G/A with the SEC on February 17, 2009, reflecting beneficial ownership, but no voting authority, of 118,158 shares of our common stock as of December 31, 2008.

(4)	GAMCO Investors, Inc. filed a Schedule 13D/A with the SEC on January 30, 2009, reflecting beneficial ownership as of January 29, 2009, of 239,100 shares of our common stock. Of these shares, Gabelli Funds, LLC has sole voting power and dispositive power over 165,200 shares; GAMCO Asset Management Inc. has sole voting power over 49,900 and dispositive power over 50,900 shares; and Teton Advisors, Inc. has sole voting power and dispositive power over 23,000 shares.

(5)	RMB Capital Management, LLC (“RMB”) filed a Schedule 13G with the SEC on February 12, 2009, reflecting beneficial ownership of 163,992 shares of our common stock as of December 31, 2008, with sole voting power and sole dispositive power with respect to all of such shares.

(6)	Renaissance Technologies LLC (“Renaissance”) filed a Schedule 13G with the SEC on February 13, 2009, reflecting beneficial ownership of 90,600 shares of our common stock as of July 22, 2008, with sole voting power and sole dispositive power with respect to all of such shares.

Directors and Executive Officers:

The following table sets forth information with respect to the beneficial ownership in the aggregate of the shares of MAM common stock by each of the directors and nominees, by each of the executive officers named in the Summary Compensation Table included in this Proxy Statement and by all directors and executive officers as a group as of March 17, 2009. Unless otherwise noted, each person exercises sole voting and investment power over shares beneficially owned.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (2) (3)	Stock Units (4)	Percent of Class
Directors
Robert E. Anderson	2,063	11,315.97	*
Michael W. Caron	1,286		*
D. James Daigle (5)	1,563		*
Richard G. Daigle	1,693	14,167.41	*
David N. Felch	1,328	892.04	*
Deborah L. Gallant	1,563		*
Nathan L. Grass	1,577		*
Brian N. Hamel	794		*
Lance A. Smith	1,404	8,739.01	*

Executive Officers
Brent M. Boyles	500		*
Michael I. Williams	0		*
Patrick C. Cannon	0		*

All executive officers and directors as a group	13,771	35,114.43	*	(1)

*	less than one percent (1%) of the outstanding shares of MAM common stock.

(1)	The directors and officers as a group own in the aggregate less than one percent (1%) of MAM’s outstanding common stock. Percent of class is based on 1,679,599 shares outstanding as of March 17, 2009.

(2)	All members of the Board of Directors are required to purchase a minimum of 500 shares unless they are precluded from doing so because of insider trading restrictions.

(3)	Board of Directors and officer purchases of additional shares are restricted, due to insider trading policies and blackout” periods.

(4)	Includes stock units under the Directors’ Deferred Compensation Plan for Outside Directors representing deferred cash compensation for Messrs. Anderson, R. G. Daigle, Felch, and Smith. There are no voting rights associated with stock units. For more detailed information on Deferred Compensation, please refer to the Director Compensation Table on Page 14.

(5)	All shares are held jointly with his spouse, which are held through a trust of which Mr. D.J. Daigle is a trustee.

None of the persons listed above own beneficially, or directly, any of the securities of MAM’s subsidiaries.

There has been no arrangement in the past year known to the Company, including any pledge by any person of MAM securities, which may result in a change of control of MAM currently or in the future.

The Company is not aware of any material proceedings to which any director, officer or affiliate of MAM, any owner of record or beneficially of more than five percent of the common stock of MAM, or any associate of any such director, officer or affiliate of MAM, or security holder, is a party adverse to MAM or any of its subsidiaries or has a material interest adverse to MAM or any of its subsidiaries.

PROPOSAL (1)

ELECTION OF DIRECTORS

MAM’s Articles of Incorporation (the “Articles”) authorize the Board of Directors or the stockholders to fix the number of directors from time to time, provided that the number of directors may not be less than nine or more than eleven, except in certain extraordinary circumstances set forth in the Articles. In accordance with the Articles, the Board of Directors has fixed the number of directors at eleven. We currently have ten directors, of which three have a term of office that will expire with the upcoming Annual Meeting on May 12, 2009. The three-year terms of Robert E. Anderson, Michael W. Caron and Nathan L. Grass expire in 2009 and these Directors are up for re-election to the Board of Directors.

The Board is divided into three classes of directorships, with directors in each class serving staggered three-year terms. One class is elected each year for a three-year term. The three nominees are named in the table set forth below. The stockholders are asked to elect Messrs. Anderson, Caron and Grass, all of whom have been duly nominated by the Nominating Committee of the Board of Directors, to serve a term of office until the 2012 Annual Meeting of Stockholders and their respective successors have been elected and qualified. For more information on the director nomination process, including the current selection criteria, see Corporate Governance Page 9.

All of the Board members and nominees are independent under Section 803(A)(2) of the NYSE Alternext US Stock Exchange listing standards except for Brent M. Boyles, who has served as President and CEO since May 8, 2007.

The shares represented by Proxies which are executed and returned without direction will be voted at the meeting for the election of directors of the persons named as nominees in the table set forth below. However, in the event that directors are to be elected by cumulative voting, shares represented by Proxies which are executed and returned without direction will be voted at the meeting in the discretion of the Proxy holders as to the manner in which votes represented thereby will be distributed among such nominees. All of the nominees have indicated their willingness to serve as directors until the expiration of their respective terms and until their successors shall have been duly chosen and qualified.

Should any of the nominees for the office of director become unable to accept a nomination or election, which is not anticipated, it is intended that the persons named in the accompanying form of Proxy will vote for the election of such other person as the Board of Directors may recommend in the place of such nominee. Nominees for director who receive the greatest number of votes by common stockholders entitled to vote, even though not a majority of the votes cast, shall be elected. Therefore, abstentions and broker non-votes have no effect on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL (1).

Name	Present positions and offices with Maine & Maritimes Corporation, and business experience for last 5 years	Age	Year first Elected Director

NOMINEES FOR DIRECTORS—CLASS I DIRECTORS—TERM EXPIRING 2009
Robert E. Anderson	Chairman of the Board since 1967 and Chief Financial Officer since 1997 of F. A. Peabody Company, Houlton, Maine (insurance). Mr. Anderson also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	71	1993

Michael W. Caron	Chief Financial Officer of Catholic Charities Maine, Portland, Maine, since 2002 (social service agency of the Diocese of Portland). Mr. Caron served as Comptroller of Central Maine Power Company from 1996 to 2000 and worked for nearly thirty years in the telecommunications industry, serving as Managing Director – Finance for NYNEX and Comptroller for New England Telephone & Telegraph Company. Mr. Caron also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	60	2003

Nathan L. Grass	Served as Interim President and CEO of Maine & Maritimes Corporation from August 2006 until May 2007; President of Grassland Equipment, Inc., Presque Isle, Maine, since 1977 (holding company for personal investments). Mr. Grass also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	70	1983

CLASS II DIRECTORS—TERM EXPIRING 2010
Richard G. Daigle	Chairman and CEO of Daigle Oil Company, Fort Kent, Maine, since 1979 (retail and wholesale distributor of petroleum products); President of Coldbrook Energy since 1988. Mr. Daigle also serves as Chairperson of the Board of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	61	1994

David N. Felch	Certified Public Accountant of Felch & Company, LLC, Caribou, Maine, since 1977 (certified public accountants). Partner in PD&T Rentals (real estate development firm). Previously worked for an international accounting firm. Mr. Felch also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	64	2003

Brian N. Hamel	Equity owner of Thompson-Hamel, LLC, Presque Isle, Maine, partner since 2007, affiliated in 2005 (estate planning, investments, and insurance); President/Owner of Hamel Enterprises, LLC, Presque Isle, Maine, of which full-time operations were discontinued, effective June 30, 2008, (economic development, base closure development, and business consulting); served as President and CEO of Loring Development Authority, Limestone, Maine, from 1994 through 2005 (redevelopment of the former Loring Air Force Base). Previously worked for an international accounting firm and in corporate finance. Mr. Hamel also serves as Director of Maine Public Service Company and MAM Utility Services Group, subsidiaries of Maine & Maritimes Corporation.	50	2007

Name	Present positions and offices with Maine & Maritimes Corporation, and business experience for last 5 years	Age	Year first Elected Director

CLASS III DIRECTORS—TERM EXPIRING 2011
Brent M. Boyles	Director of Maine & Maritimes Corporation since May 2007; President and CEO of Maine & Maritimes Corporation since May 2007. Mr. Boyles currently holds the following positions with Maine & Maritimes Corporation subsidiaries: Director of Maine Public Service Company since May 2007; President and CEO of Maine Public Service Company since June 2005; President and CEO of MAM Utility Services Group since September 2007. From 2002 through 2005, Mr. Boyles held various positions at Maine Public Service Company including: Senior Vice President, COO, and Vice President of Marketing and Customer Service.	51	2007

D. James Daigle	President of D & D Management Co., Orlando, Florida, since 1981 (real estate investment and management company, which is currently inactive). Mr. Daigle served as Executive Director of the Tampa Committee of One Hundred (an economic development agency) and as a member of Florida Economic Development Counsel. Nationally, Mr. Daigle served as an Associate Member of the Industrial Development Research Council and as a member of the National Association of Industrial and Office Parks. Mr. Daigle also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	73	1973

Deborah L. Gallant	President and CEO of D. Gallant Management Associates, Portland, Maine, since 1989 (a Human Resources Management Consulting Firm). Previously served as Senior Vice President of Human Resources for Key Bank of Maine. Ms. Gallant also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	56	1994

Lance A. Smith	President and Co-Owner of Smith’s Farm, Inc., Presque Isle, Maine, since 1997 (agricultural farm; broccoli is currently its principal crop). Mr. Smith is Managing Partner of the Smith Group, LLC, of Hastings, FL. Current Director and President of Blissfield Holdings Ltd., Saint John, NB. Mr. Smith also serves as Director of Maine Public Service Company, a subsidiary of Maine & Maritimes Corporation.	57	2002

Board Structure, Meetings, and Board Committees

The Directors of Maine & Maritimes Corporation held a total of ten Board meetings during 2008. Currently, Mr. Richard G. Daigle is Chairperson and Mr. Grass is Vice Chairperson of Maine & Maritimes Corporation’s ten-person Board of Directors.

All Directors attended 75% or more of the aggregate number of meetings of the Board of Directors and Committees on which they served. Actual overall attendance was 100%. The independent members of MAM’s Board of Directors met May 12, 2008, and October 16, 2008, in Executive Session without members of Management, to discuss various business-related issues. Business discussed by the independent directors in Executive Sessions was communicated, as appropriate, to the Chief Executive Officer and/or General Counsel for their information and/or implementation.

Mr. Brian N. Hamel participated in the annual National Association of Corporate Directors (NACD) 2008 Corporate Governance Conference held October 19-21, 2008, in Washington, D.C. This event was a RiskMetrics (Institutional Shareholder Services) accredited director education program. While there, he also participated in several leadership sessions, in addition to a day-long seminar on “Audit Committee Effectiveness.” Mr. Hamel briefed the Maine & Maritimes Corporation Board, the Pension and Benefits Committee, and the Audit Committee on pertinent topics, and shared several white papers, electronic presentation, and conference materials from the NACD conference.

Last year, MAM Directors approved a development plan recommended by the Corporate Governance Committee supporting director education for two MAM Directors each year, in addition to annual on-site training for the entire Board regarding legislative initiatives, current rules, and utility best practices. Three Directors are scheduled to participate in the 2009 Directors professional development programs, including Mr. Richard G. Daigle who rescheduled his 2008 training program.

Maine & Maritimes Corporation is committed to operating its business with honesty and integrity and maintaining the highest level of ethical conduct. In March, 2008, all Directors successfully completed “Understanding Your Company’s Ethics and Compliance Program” and “The Ethical Board,” an online course powered by LRN.

It is the Company’s policy that Board members attend all Annual Stockholder Meetings. All Directors were present and attended the 2008 Stockholder Meeting.

The current Maine & Maritimes Corporation Board of Directors has ten Directors and five standing committees:

•	Audit Committee;

•	Corporate Governance Committee, which also serves as the nominating committee;

•	Pension and Benefits Committee;

•	Performance and Compensation Committee; and

•	Strategic Planning Committee

The following table identifies each Committee, its members, and the number of meetings held during 2008. Each Committee operates under a written charter that has been approved by the Board. Each charter is available on the Corporate Governance section of Maine & Maritimes Corporation’s website. All of the Committee members have been determined to be independent by the Board within the meaning of applicable laws and the listing standards of the NYSE Alternext US Stock Exchange except as indicated below in the case of Brent M. Boyles. A summary of each committee’s functions and responsibilities follows the table.

Director	Audit		Corporate Governance		Pension and Benefits		Performance and Compensation		Strategic Planning
Robert E. Anderson (I)					✓	C	✓		✓
Brent M. Boyles *									✓
Michael W. Caron (I)	✓	E			✓				✓
D. James Daigle (I)			✓				✓		✓
Richard G. Daigle (I)**	✓		✓						✓	C
David N. Felch (I)	✓	C			✓				✓
Deborah L. Gallant (I)			✓	C			✓		✓
Nathan L. Grass (I)***					✓		✓	C	✓
Brian N. Hamel (I)	✓				✓				✓
Lance A. Smith (I)	✓		✓						✓
Number of Meetings in 2008		4		4		4		7		9
C Committee Chairperson.
E Mr. Caron is the Audit Committee’s designated Financial Expert.
I Independent Director.

* Mr. Boyles was named President and CEO of Maine & Maritimes Corporation and appointed a Class III Director to the Board of Directors on 05-08-07. He is not independent.
** Mr. Richard G. Daigle is the Chairperson of Maine & Maritimes Corporation’s Board of Directors.
*** Mr. Grass is the Vice Chairperson of Maine & Maritimes Corporation’s Board of Directors.

Board Committees

Audit Committee

The members of the Audit Committee are: David N. Felch, the chairperson, Michael W. Caron, Richard G. Daigle, Brian N. Hamel, and Lance A. Smith. All members of the Audit Committee are independent in accordance with Section 803(A)(2) of the NYSE Alternext US Stock Exchange listing standards. The Committee is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). During 2008, the Audit Committee held four meetings. The Audit Committee recommends to the Board of Directors the engagement of Maine & Maritimes Corporation’s independent auditors; provides independent oversight with respect to approval of non-audit services, financial reporting and internal controls, and the independent auditors; determines whether the independent auditors are independent; and makes recommendations on audit matters and internal controls to the Board of Directors. The Audit Committee Charter is available on the Company’s website at www.maineandmaritimes.com.

Corporate Governance Committee

The members of the Corporate Governance Committee are Deborah L. Gallant, the chairperson, D. James Daigle, Richard G. Daigle, and Lance A. Smith. All members of the Corporate Governance Committee are independent in accordance with Section 803(A)(2) of the NYSE Alternext US Stock Exchange listing standards. The Corporate Governance Committee held four meetings during 2008. The Committee, which also acts as a Nominating Committee, appointed an Ad Hoc Nominating Committee which held one meeting to discuss individual performance evaluations and the qualifications of nominees standing for election to the office of Class III Directors, which includes one non-independent nominee from Management and three existing members of the Corporate Governance Committee. The Ad Hoc Nominating Committee, consisting of Robert E. Anderson, the chairperson, Michael W. Caron, Richard G. Daigle, and Brian N. Hamel, reviewed appropriate criteria and independence of the four nominees considered for three-year terms expiring 2011 and assessed individual peer evaluations submitted by all Directors. The following week, Board Chairperson Richard G. Daigle conducted individual interviews with each of the nominees regarding results of their critiques and discussed the Committee’s confidence with regard to shareholder value and each nominee’s service to the Board.

The Corporate Governance Committee considers matters related to corporate governance and formulates and periodically revises principles for Board governance, recommends to the Board of Directors the size and composition of the Board of Directors within the limits set forth in the Articles of Incorporation and By-laws and recommends potential successors for the position of Chairperson of the Board. This Committee also considers nominees, who are either submitted by Stockholders or otherwise, for the Board of Directors and makes recommendations to the Board who may, in turn nominate the candidates for election by the Stockholders. The Corporate Governance Committee Charter is available on the Company’s website at www.maineandmaritimes.com.

The Process of Identifying and Evaluating Candidates for Directors

The Board is responsible for recommending director candidates, either director- and/or shareholder-nominated, for election by the stockholders and for electing directors to fill vacancies or newly created directorships. The Board has delegated the screening and evaluation process for director candidates to the Corporate Governance Committee, or an appointed Ad Hoc Nominating Committee, which identifies, evaluates and recruits highly qualified director candidates and recommends them to the Board. The Committee evaluates nominations for Board members (both shareholder-nominated and Board-nominated) solely on the basis of qualifications and does not nominate a sitting Board member unless such person is determined to be the most qualified candidate. The Corporate Governance Committee recognizes that required qualifications for Board members may change as business strategies and conditions change. Consequently, the Corporate Governance Committee closely evaluates each year’s slate of nominations based on merit and skills needs versus the incumbency of Board membership. Shareholder-nominated candidates will be reviewed and nominated in the same manner as Board-nominated candidates.

Each nominee approved by the Committee for election in 2009 was recommended by a non-Management director or group of directors.

Qualifications of Directors

Under a policy formulated by our Corporate Governance Committee, the Company generally requires that all candidates for directors possess the following qualifications:

—	The highest level of personal and professional ethics, integrity and values;

—	A proven personal record of success;

—	An inquiring and independent mind;

—	Practical wisdom and mature judgment;

—	Broad training and experience at the policy-making level in business, finance and accounting, government, education, or technology;

—	Expertise that is useful to the Company and complementary to the background and experience of other Board members, so that an optimal balance of Board members can be achieved and maintained;

—	Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

—	Commitment to serve on the Board for several years to develop knowledge about the Company’s business;

—	Willingness to represent the best interests of all stockholders and objectively appraise Management performance; and

—	Involvement only in activities or interests that do not conflict with the director’s responsibilities to the Company and its stockholders.

The Company also requires that a majority of directors be independent. For a detailed description of the qualifications required of candidates for director, as well as any specific qualities or skills the Company believes should be possessed by one or more directors, see the Company’s website at www.maineandmaritimes.com.

Security Holder Recommendation of Candidates for Election as Directors

The Corporate Governance Committee will consider recommendations for director nominations submitted by shareholders entitled to vote generally in the election of directors. Submissions must be made in accordance with the Committee’s procedures, as outlined below and set forth on the Company’s website at www.maineandmaritimes.com. The Corporate Governance Committee will only consider candidates who satisfy the Company’s minimum qualifications for director, as outlined above and set forth on the Company’s website at www.maineandmaritimes.com, including that directors represent the interests of all shareholders. The Corporate Governance Committee evaluates nominations submitted by shareholders using the same criteria as other candidates; the only difference in the manner of evaluation is that shareholder-nominations can be made at times when the Committee is not actively evaluating other candidates.

Procedures for Security Holder Submissions of Director Nominations

A shareholder wishing to recommend to the Corporate Governance Committee a candidate for election as director must submit the recommendation in writing, addressed to the Committee in care of the Company’s Corporate Secretary at P.O. Box 789, Presque Isle, ME 04769-0789. Submissions recommending candidates for election at the annual meeting of stockholders must be received no later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. Nominations received from Stockholders after November 18, 2009, are not required to be considered at the 2010 Annual Meeting. In the event that the date of the next annual meeting of stockholders is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission must be made a reasonable time in advance of the mailing of the Company’s next annual Proxy Statement. Each nominating recommendation must be accompanied by the consent of the proposed nominee to serve if nominated and the agreement of the nominee to be contacted by the Committee, if the Committee decides in its discretion to do so.

Pension and Benefits Committee

The members of the Pension and Benefits Committee are Robert E. Anderson, the chairperson, Michael W. Caron, David N. Felch, Nathan L. Grass, and Brian N. Hamel. During 2008, the Pension and Benefits Committee held four meetings. The Pension and Benefits Committee reviews the management of the Company’s pension fund by the pension fund trustee and makes recommendations with respect to the management of such fund to the Board and Management as it deems necessary. The Pension and Benefits Committee also makes recommendations in connection with the Company’s 401(k) Plan. In addition, the Committee is responsible for oversight of employee health care and insurance-related benefits and closely coordinates with the Performance and Compensation Committee to ensure equitable total compensation structures throughout the Company.

Performance and Compensation Committee

The members of the Performance and Compensation Committee are Nathan L. Grass, the chairperson, Robert E. Anderson, D. James Daigle, and Deborah L. Gallant. All the members of the Performance and Compensation Committee are independent in accordance with Section 803(A)(2) of the NYSE Alternext US Stock Exchange listing standards. The Performance and Compensation Committee held seven meetings during 2008. The Performance and Compensation Committee sets financial and operating performance standards for consideration and approval by the Board of Directors. The Committee develops salary and other compensation recommendations for the position of Chief Executive Officer of Maine & Maritimes Corporation. These recommendations are developed in executive session without the presence of the President and CEO and are based on performance reviews undertaken by the Committee. The Committee is responsible for independently recommending salaries and compensation for all other MAM and subsidiary executive officers, as well as setting overall enterprise-wide compensation philosophies, utilizing input from the President and CEO. The Committee’s independent recommendations are made to the Board of Directors for consideration and action in Board of Directors meetings without input from the President and CEO or any executive officer.

As a part of the Committee’s annual responsibilities, it develops succession plans for the position of the President and CEO and works with the President and CEO to develop succession plans for all key executive officer positions. In addition, the Committee researches and develops recommendations to the Board of Directors concerning compensation for outside directors. The Performance and Compensation Committee Charter is available on the Company’s website at www.maineandmaritimes.com.

Strategic Planning Committee

The members of the Strategic Planning Committee are Richard G. Daigle, the chairperson, Robert E. Anderson, Brent M. Boyles, Michael W. Caron, D. James Daigle, David N. Felch, Deborah L. Gallant, Nathan L. Grass, Brian N. Hamel, and Lance A. Smith. During 2008, the Strategic Planning Committee held nine regular meetings and a two-day planning retreat. The Strategic Planning Committee considers all matters of strategic importance including, without limitation, matters related to the Company’s strategy, merger and acquisition activities, budgets, operations, customer relations, system security and reliability, and other significant regulatory, nonregulatory, transactional, business or political matters of strategic significance. The Committee typically meets the day before the MAM Board of Director meetings and, as a Committee of the whole Board, it serves as a detailed work session for issues regarding, but not necessarily limited to, strategic planning, operational issues, regulatory affairs, and capital structure objectives to come before the Board.

Directors’ Compensation

On June 13, 2008, the Maine & Maritimes Corporation Board of Directors approved and adopted an amended directors’ fee structure, revising the annual stock grant of $3,000 to 300 shares of MAM Common Stock for each eligible non-employee director. Each such director now receives a quarterly grant of 75 shares of the Common Stock of the Company.

The fee structure is based on the need to attract and retain qualified directors, additional scrutiny and risks of independent directors, and increased responsibility and workload. The Board also agreed to hold regular Strategic Planning and Regular Board of Directors meetings, and a minimum of four Committee meetings per year, once each quarter, with flexibility to hold special Committee meetings and teleconference meetings, as required. It is the Company’s policy to maintain Directors’ compensation in line with peer companies.

The fees are as follows:

Effective Since July 1, 2008 (dollars, except share information)
Annual Retainer—Chairperson	25,000
Annual Retainer—Vice Chairperson	20,000
Annual Retainer—Other	15,000
Audit Committee Chairperson—Annual	1,500
Committee Chairs—Annual	1,000
Board Meeting Attendance—Per Meeting	800
Committee Meetings—Per Meeting	800
Committee Meetings—(Same Day as Board Meeting )—Per Meeting	800
Telephonic Meetings—Per Meeting	300
Stock Grant—Annual (Quarterly Grant of 75 Common Shares)	300

A Deferred Compensation Plan for Outside Directors has been in place since 2000. Under the Plan, participants may defer up to 100% of their retainer, meeting, and committee chairperson fees. The Company established an account for the deferred director fees and adjusts the account balance for fees deferred by the value of a deemed investment on five-year U.S. Treasury Notes or the Company’s stock. Such deferred amounts will be paid to the director or to a designated beneficiary in a lump sum or in equal monthly payments over ten years when the director ceases to serve on the Company’s Board of Directors.

Director Compensation

Name	Fees Earned or Paid in Cash $ (1)(2)	Stock Awards ($)	All Other Compensation ($) (3)	Total ($) (4)
Robert E. Anderson	$39,350	$6,808	$0	$46,158
Michael W. Caron	$36,950	$6,808	$0	$43,758
D. James Daigle	$39,850	$6,808	$0	$46,658
Richard G. Daigle	$49,250	$6,808	$0	$56,058
David N. Felch	$38,150	$6,808	$0	$44,958
Deborah L. Gallant	$40,850	$6,808	$0	$47,658
Nathan L. Grass	$45,050	$6,808	$0	$51,858
Brian N. Hamel	$37,450	$6,808	$0	$44,258
Lance A. Smith	$36,450	$6,808	$0	$43,258

(1)	All independent directors are paid a retainer and quarterly fees in accordance with the Company’s director compensation policy. Mr. Brent M. Boyles was named President and CEO of Maine & Maritimes Corporation and appointed a Class III Director on May 8, 2007. He is not an independent director, is not listed above, and receives no director compensation.

(2)	Pursuant to the Company’s Deferred Compensation Plan for Outside Directors, Messrs. Anderson, R. Daigle, Felch, and Smith have elected to defer some of their retainer, meeting, and committee chairperson fees into an account which is adjusted by the value of a deemed investment in the Company’s common stock. Such deferred amounts will be paid to these directors or their designated beneficiaries in a lump sum or in equal monthly payments over ten years when these individuals no longer serve on the Company’s Board of Directors.

Name	Deferred Cash Compensation 2008	Stock Units 2008	Total Cumulative Stock Units
Robert E. Anderson	39,300	1,158.65	11,315.97
Richard G. Daigle	49,200	1,450.21	14,167.41
David N. Felch	3,810	112.00	892.04
Lance A. Smith	36,400	1,075.11	8,739.01

(3)	There are no material perquisites to report.

(4)	Directors do not participate in the MAM retirement plan.

Executive Compensation

Summary Compensation Table

The following summary compensation table sets forth the total compensation paid by the Company and its subsidiaries in 2008 to the Company’s Principal Executive Officer and the two other most highly compensated executive officers listed below (the “Named Executive Officers”). NOTE: the SEC does not require Compensation Discussion & Analysis for smaller reporting companies.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards	Change in Present Value of Defined Benefit Pension Plan (3)	Change in Present Value of Retiree Medical Plan (3)	All Other Compensation ($) (4)		Total
BRENT M. BOYLES	2008	190,096	0		0	8,389	15,681	34,772	(1)	248,938
President and CEO	2007	166,923			0	22,931	14,700	30,701	(1)	235,255

MICHAEL I. WILLIAMS	2008	164,056	0		0	1,972	654	20,493		187,175
Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	2007	160,615	25,000		0	6,828	571	20,154		213,168

PATRICK C. CANNON	2008	153,806	0		0	176	868	11,639		166,489
Vice President, General Counsel, Secretary and Clerk	2007	150,587	25,000	(2)	0	673	750	9,628		186,638

(1)	In order to pass Internal Revenue Service testing, certain highly compensated employees are limited to an annual pension freeze contribution of three times the minimum or 15% of base compensation. This limit creates an annual shortfall in the projected loss of accrued benefits under the defined benefit pension plan. Included in this amount is a payment of $3,536 to make up the annual shortfall. This payment will be paid annually until Mr. Boyles attains age 62.

(2)	As a part of the General Counsel initial recruitment offer, the Company agreed to pay a retention bonus of $75,000; $25,000 was accrued each year for three years and paid on December 1, 2007.

(3)	The Change in Present Value for the Defined Benefit Pension and retiree medical was completed by an independent actuary at Diversified Investment Advisors assuming plan eligibility at normal retirement, age 65. For 2008, the Change in Present Value was calculated using a discount rate of 6.125%, and the appropriate mortality factor from the IRS 2008 Static Mortality Tables, Non-Annuitant for males and females. The Change in Present Value for 2007 was calculated using a discount rate of 6.0% and the appropriate mortality factor from the RP 2000 for 2007 Current Liability Tables for males and females.

(4)	Unless otherwise footnoted “All Other Compensation” includes 401(k) employer matching contribution, pension freeze contribution, employer paid group term life insurance premium and profit sharing of $450 for each Named Executive Officer.

Stock Plan

With the approval by the Company’s stockholders at the 2002 Annual Meeting, the Company adopted the 2002 Stock Option Plan to provide employees of the Company and its subsidiaries with stock ownership opportunities and additional incentives to contribute to the success of the Company and to attract, reward, and retain employees of outstanding ability. On March 14, 2008, the Company’s Board of Directors voted to terminate the Company’s 2002 Stock Option Plan. The Board of Directors also voted to adopt the 2008 Stock Plan (the Plan), which was approved by the shareholders at the May 13, 2008, Annual Meeting of Stockholders.

Administration:    The members of the Performance & Compensation Committee of the Board who are not employees of the Company or any subsidiary have the complete authority and discretion to administer the Plan including the following powers:

(i)	to determine the Employees to whom Awards shall be granted;

(ii)	to determine the time or times at which Awards shall be granted;

(iii)	to determine the type or types of Awards to be granted;

(iv)	to determine the terms, conditions and restrictions of each Award;

(v)	to make adjustments if the number of shares outstanding changes as a result of a stock split, stock dividend, combination, or reclassification of shares;

(vi)	to prescribe, amend and rescind rules and regulations relating to the Plan;

(vii)	to interpret the Plan and make determinations deemed necessary or advisable for the administration of the Plan; and

(viii)	to delegate to any officer of the Company the authority to act for the Committee in such matters as the Committee may specify.

Stock Subject to the Plan:    The maximum number of shares available for Award under the Plan is 85,000 which may be adjusted if the number of shares outstanding changes as a result of a stock split, stock dividend, combination of a stock split and stock dividend, or reclassification of shares.

Stock Awards:    After the Committee determines it will grant a Stock Award, the Awardee is advised by means of an Award Agreement of the terms, conditions and restrictions, including vesting related to the grant, the number of shares that the Awardee shall be entitled to receive or purchase, the price to be paid, if any, and, if applicable, the time within which the Awardee must accept the grant. In no event may an Employee during any five (5) year period be granted Awards of more than ten thousand (10,000) shares subject to an adjustment as noted above. No Named Executive Officer received an Award in 2008 under the Plan.

Retirement and Other Benefit Programs

General:    Our Named Executive Officers participate in the same benefit programs generally available to employees of the Company. This includes our medical, life, disability, and other benefit programs, as well as participation in our qualified defined benefit pension plan and qualified 401(k) Plan.

Retirement:    Our defined benefit pension plan (the Plan) is a non-contributory plan. Employees hired on or after January 1, 2006, are not eligible to participate in the Plan. On December 31, 2006, future service and salary accruals for participants in the Plan on that date ceased (pension freeze). The Plan provides for normal retirement at age 65 and permits earlier retirement in certain cases. Benefits are based on years of service, with a maximum of thirty (30) years, and compensation for the thirty-six (36) consecutive months out of the last one hundred twenty (120) months that produce the highest average annual compensation, reduced by one-half of the participant’s age 65 Social Security Benefit. For purposes of the retirement plan, compensation includes base pay only.

Early Retirement:    The plan allows for early retirement when a participant has attained age 55 and has at least ten (10) years of vesting service. Under the early retirement provisions, a pension benefit is actuarially reduced by 4/10 of 1% (0.004) for each month the benefit commences prior to age 65. The early retirement benefit payable to a participant who retires after attaining age sixty-two (62) and who has completed at least twenty (20) years of benefit service will not be reduced. Currently no Named Executive Officer is eligible for early retirement. Participants who had not completed twenty (20) years of benefit service as of December 31, 2006, will not be eligible for an unreduced early retirement after attaining age sixty-two (62).

Form of Benefit:    Participants may elect to receive their benefit in various forms. Participants may elect a single life annuity, in which pension payments are payable for the participant’s lifetime.

The normal form for a married participant is a joint and survivor annuity. Under this option the participant receives a reduced benefit during his or her lifetime and upon death, the participant’s spouse will receive monthly payments for the remainder of the spouse’s lifetime. The participant can elect a benefit of 50%, 75%, or 100% of the benefit that is paid to the participant. The degree to which the pension benefit is reduced depends on the age of the participant and the age of the spouse, and on the percentage of the benefit that is elected.

A participant may elect a ten (10) year certain and life payment option. This option provides a participant with a reduced monthly benefit for life. If the participant dies prior to receiving 120 monthly payments, the participant’s beneficiary will receive the remaining monthly payments.

Participants may also select a level income payment option. Under this option the participant will receive increased benefits until Social Security benefits begin, age 62. After the participant begins receiving Social Security benefits, monthly payments are adjusted to take into account payments the participant will receive from Social Security. The effect of this option is to provide the participant with an approximately level amount of income during the participant’s retired lifetime.

Our 401(k) Plan allows employees to defer from 1% to 25% of gross wages and the Company contributes such amounts to the Plan. The Company makes a matching contribution up to a maximum contribution of 2% of gross wages for all employees hired prior to January 1, 2006 and all non-union employees hired on or after January 1, 2006. Employees hired on or after January 1, 2006, who are covered by a collective bargaining agreement, receive a matching contribution of 4% of gross wages. Employer matching contributions are 100% vested after three years. For the fiscal year ended December 31, 2008, Mr. Boyles, Mr. Williams, and Mr. Cannon received matching contributions of $1,905, $3,290, and $3,085 respectively. These amounts are included in the All Other compensation column.

Also, the Company makes an additional non-elective employer contribution to the 401(k) Plan to compensate pension participants in part or in full, depending on their number of years of service as of the pension freeze date, for lost accruals under the defined benefit pension plan. This additional contribution ranges from 5% to 25% of base earnings, excluding overtime, bonuses, and other extraordinary pay and is immediately vested. For the Fiscal year ended December 31, 2008, Mr. Boyles, Mr. Williams, and Mr. Cannon received non-elective employer contributions of $28,515, $16,406, and $7,690 respectively. These amounts are included in the All Other Compensation column

Potential Payments upon Termination or Change of Control

Employee Retention Agreements (“change of control agreements”) are in effect for Mr. Boyles, Mr. Williams, and Mr. Cannon. The term of the agreement for Mr. Boyles extends through September 4, 2009. The term of the agreements for Mr. Williams and Mr. Cannon extends through May 18, 2009. Similar agreements are in effect for Tim D. Brown, the Company’s Vice President of Engineering and Operations; Randi J. Arthurs, the Company’s Vice President Accounting, Controller and Assistant Treasurer; and Michael A. Eaton, the Company’s Vice President of Information Technology and Customer Service.

If a change of control occurs, and within one year following a change of control the acquiring company terminates the executive’s employment for any reason other than cause, or the executive terminates his or her employment for good reason, the acquiring company shall provide the executive with the following:

(a)	a lump sum cash payment within thirty days after the termination date equal to the sum of two times the executive’s annual base salary in effect upon the change of control or the date of the termination notice, whichever is higher;

(b)	two times the bonus award the executive would have received for the year in which termination occurs pursuant to the Company’s Incentive Compensation Plan, assuming that employment had not terminated and that all applicable performance goals will be met. If any portion of the award depends on goals that cannot be determined until the close of the plan year, then payment of that amount shall be made within thirty days after the goal has been determined.

(c)	the continuation of the executive’s participation and of his/her dependents (to the extent they were participating on the date of termination notice) in the Company’s health, life, disability and other employee benefit plans, programs and arrangements (excluding the Pension Plan and Retirement Savings Plan) for a period of twenty-four (24) months after such termination as if he/she were still employed during this period.

No benefits are payable upon the executive’s death prior to the involuntary termination of his/her employment with the Company for cause or otherwise or the voluntary termination by the executive of the executive’s employment with the Company for good reason. As a condition of payment, the executive agrees to execute any release or waiver deemed necessary by the Company’s legal counsel.

The following table discloses the potential payments which would be owed to the Named Executive Officers if a triggering event had occurred on December 31, 2008.

Name	Cash Severance Payment ($) (1)	Continuation of Medical/Welfare Benefits ($) (2)	Total
Brent M. Boyles	400,000	28,515	428,515
Michael I. Williams	329,600	28,355	357,955
Patrick C. Cannon	309,000	28,661	337,661

Total	1,038,600	85,531	1,124,131

(1)	Based on annualized salary as of December 31, 2008.

(2)	This column represents the cost to the Company for medical, life insurance, and long-term disability based on premium rates in effect on the last business day of the Company’s last completed fiscal year.

Audit Committee Report

The Audit Committee has reviewed and discussed with Management the Company’s 2008 audited financial statements. It has discussed with the firm of Vitale, Caturano & Company, P.C. (“VCC”), the Company’s independent auditors, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, and has received from VCC the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding VCC’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with VCC the firm’s status as an independent auditor. Based on this review and these discussions, the Audit Committee has recommended to the Company’s entire Board of Directors that the Company’s financial statements, audited by VCC, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008. The Company’s independent auditor will be present at the Annual Meeting for statements or questions.

All five members of the Audit Committee are independent as defined under Section 803 (A)2 of the NYSE Alternext U.S. Stock Exchange listing standards. At least one member of the Audit Committee has the required experience in finance and accounting, as required under Section 803(B)(2)(a) iii of the NYSE Alternext U.S. Stock Exchange listing standards. On September 5, 2003, Michael W. Caron was designated by the Company’s Board of Directors as the Audit Committee’s “financial expert” as that term has been defined by the SEC under the Act. In accordance with its charter, the Audit Committee has performed its annual self-evaluation and charter review.

Audit Committee Members:

David N. Felch, Chairperson

Michael W. Caron, Financial Expert

Richard G. Daigle

Brian N. Hamel

Lance A. Smith

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors, and beneficial owners of more than ten percent of the Company’s common stock (“Reporting Persons”) to file with the Securities and Exchange Commission initial reports of their status as a Reporting Person and any changes with respect to their beneficial ownership of common stock.

Based solely on its review of such forms received by it and the written representations of its Reporting Persons, the Company has determined that during the year ended December 31, 2008, its officers, Directors and greater-than-10% shareholders complied with all Section 16(a) filing requirements.

Business and Family Relationships and Transactions with Directors and Executive Officers

The Company paid insurance premiums, in the aggregate, of $129,253 in 2007 and $153,995 in 2008 to One Beacon Insurance, Genworth Life Insurance and F.A. Peabody Company and paid workers compensation insurance of $171,530 in 2008 to Maine Employers Mutual. One Beacon, Genworth Life, F.A. Peabody and Maine Employers Mutual are brokered by F.A. Peabody Company, of which Mr. Robert E. Anderson is Chairman and CFO. Contracts were awarded to F.A. Peabody Company pursuant to competitive bidding. The Company paid insurance premiums of $1,725,352 in 2007 and $1,795,137 in 2008 to Anthem Blue Cross of which Mr. D. James Daigle has an immediate family member employed.

There is a family relationship among the Executive Officers. Brent M. Boyles, President and CEO, Maine & Maritimes Corporation, is a brother-in-law to Michael A. Eaton, Vice President, Information Technology and Customer Service at Maine & Maritimes Corporation.

Shareholder Communications with the Board of Directors

The Maine & Maritimes Corporation’s Board of Directors has established a process to facilitate communications by shareholders and other interested parties with directors as a group. You may choose one of the options listed below.

Call the Maine & Maritimes Corporation Board of Directors	Write to the Maine & Maritimes Corporation Board of Directors	Email the Maine & Maritimes Corporation Board of Directors
(877) 272-1523 (207) 760-2418	MAM Board of Directors Maine & Maritimes Corporation	directors@maineandmaritimes.com
209 State Street
P.O. Box 789
Presque Isle, ME 04769-0789

—	Comments relating to MAM accounting, internal accounting controls, or auditing matters will be referred to members of the Audit Committee.

—	Other concerns will be referred to the Chairperson of the Governance Committee.

—	All comments will be received and processed by the MAM Corporate Communications Department.

—	You will receive a written acknowledgement from the Communications Department upon receipt of your written comments.

The communications process is posted on the Corporate Governance section of the Company’s website at www.maineandmaritimes.com.

Upon receipt of your written request, the Company will send a copy of the Company’s Annual Report on Form 10-K without charge, including exhibits, unless such exhibits are specifically incorporated by reference in this Proxy Statement. If you would like to request documents from us in advance of the Annual Meeting, including any documents we may subsequently file with the SEC prior to the Annual Meeting, the Company must receive your request no later than April 27, 2009, in order for you to obtain timely delivery of them before the Annual Meeting.

PROPOSAL (2)

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Vitale, Caturano & Company, P.C. as the Company’s independent auditor for the current fiscal year, and the Board is asking shareholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Company’s independent auditor to be engaged, retained, and supervised by the Audit Committee, and there is no requirement that the shareholders approve the selection, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Vitale, Caturano & Company, P.C. for ratification by shareholders as a matter of good corporate practice. If a majority of the shares present at the meeting do not ratify the selection, the Audit Committee will review the selection and consider alternatives in the future.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor. The Audit Committee is responsible for appointing, setting compensation, and overseeing the work of the independent auditor. A request for pre-approval must be specific as to the particular services to be provided and may be submitted to the Audit Committee in one of the following ways:

1.	Request for approval of services at a meeting of the Audit Committee; or

2.	Request for approval of services by a designated member of the Audit Committee.

Rule 2-01(c)(7)(i)(C) of Regulation S-X permits the Audit Committee to waive its pre-approval requirement under certain circumstances. The Audit Committee did not waive its pre-approval requirements with respect to any of the fees reported, and pre-approved all the services described below.

Audit, Audit-Related, Tax and Other Fees

The following table presents the aggregate fees billed to MAM for professional services rendered by Vitale, Caturano & Company, P.C. for fiscal years 2007 and 2008, by category, as described in the notes to the table below. The Audit Committee has concluded that the provision of the non-audit services listed in the table below is compatible with maintaining the independence of Vitale Caturano & Company, P.C.

	2007	2008
Audit Fees	$210,000	$202,000
Audit Related Fees (1)	$32,000	$36,500
Tax Fees (2)	56,750	60,750
All Other Fees	0	0

Total Fees	$298,750	$299,250
(1)	Consists of the aggregate fees billed for services rendered on assurance and related services, which are reasonably related to the performance of the audit or review of the financial statements of the Company and its predecessor as set forth below.

	2007	2008
Audits of the Company’s pension plan and retirement savings plan (401(k))	$32,000	$34,000

Other audit related services	0	2,500

Total	$32,000	$36,500

(2)	Consists of the aggregate fees billed for services rendered by VCC for professional services for tax compliance, tax advice and tax planning for the Company and its predecessor as set forth below.

	2007	2008
Tax services for review of corporate tax return and earnings and profits	$40,875	$42,000
Other tax consulting services	15,875	18,750

Total	$56,750	$60,750

Representatives of Vitale, Caturano & Company, P.C. will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

STOCKHOLDER PROPOSALS FOR YEAR 2010 ANNUAL MEETING

The Securities and Exchange Commission (“SEC”) Rule 14a-8 permits stockholders to submit proposals for consideration at annual meetings of the stockholders. Any such proposals for the Company’s Annual Meeting of Stockholders to be held in 2010 must be submitted to Maine & Maritimes Corporation’s principal executive office on or before November 18, 2009, and must comply with applicable regulations of the SEC in order to be included in proxy materials relating to that meeting. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Notices of intention to present proposals at the 2010 Annual Meeting should be addressed to Clerk, Maine & Maritimes Corporation, P.O. Box 789, Presque Isle, ME 04769-0789. The Company reserves the right to reject, rule out of order, or takes other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

OTHER MATTERS

As of the date hereof, there are no other matters that the Company intends to present, or has reason to believe others will present, at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, the accompanying proxy authorizes the persons named as proxies or their substitutes to vote on such matters as they determine appropriate.

By Order of the Board of Directors,

Patrick C. Cannon

Secretary

MAINE & MARITIMES CORPORATION ANNUAL MEETING

MAY 12, 2009—9:30 A.M.

G. Melvin Hovey Operations Center, Maine Public Service Company,

10 Parkhurst Siding Road, Presque Isle, Maine 04769

DIRECTIONS

From South:

Travel north on I-95 to Houlton, turn left from the exit ramp onto Rte. US-1. Follow Rte. US-1 north into Presque Isle (approximately 46 miles from Houlton). Turn right at the seventh traffic signal in Presque Isle, beyond Pizza-Hut, and proceed along Rte. 167, approximately 3 miles. Turn left onto the Parkhurst Siding Road, Rte. 205, just beyond Maine Public Service Company’s electrical substation. The meeting will be held in the conference room located on the first floor of the G. Melvin Hovey Operations Center, a brick building at the left along Rte. 205.

From North:

Travel South on Rte. US-1, cross the Aroostook River Bridge into Presque Isle, and turn left at the second traffic signal, just beyond the main entrance to the Aroostook Centre Mall. Proceed along Rte. 167, approximately 3 miles. Turn left onto the Parkhurst Siding Road, Rte. 205, just beyond Maine Public Service Company’s electrical substation. The meeting will be held in the conference room located on the first floor of the G. Melvin Hovey Operations Center, a brick building at the left along Rte. 205.

Using a black ink pen, mark your votes with an X as shown in	☒
this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2.

1. Election of Directors:

WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee’s name or write a zero (“0”) in the space following his name below. To exercise cumulative voting by casting two or more votes per share for any individual nominee(s), write the number of votes cast for the nominee in the space following his name. Each share of common stock is entitled to three votes, in the aggregate.)

+

	For	Against	Number of Votes		For	Against	Abstain
01 - Robert E. Anderson	☐	☐	____________	2. Ratification of the selection of Vitale, Caturano & Company, P.C. as the Company’s Independent Auditors for 2009.	☐	☐	☐
02 - Michael W. Caron	☐	☐	____________
03 - Nathan L. Grass	☐	☐	____________

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Maine & Maritimes Corporation

Notice of 2009 Annual Meeting of Shareholders

G. Melvin Hovey Operations Center

Maine Public Service Company

10 Parkhurst Siding Road, Presque Isle, ME 04769

Solicited by the Board of Directors for Annual Meeting – May 12, 2009, at 9:30 a.m.

Patrick C. Cannon, Secretary and Clerk, and Michael I. Williams, Assistant Secretary; or any one or more of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Maine & Maritimes Corporation to be held on May 12, 2009, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees in Proposal 1 and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 9:00 a.m., Eastern Time, on May 12, 2009.

Vote by Internet • Log on to the Internet and go to www.investorvote.com/MAM • Follow the steps outlined on the secured website.

Vote by telephone

•   Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•   Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in	☒
this example. Please do not write outside the designated areas.

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2.

1. Election of Directors:

WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the nominee’s name or write a zero (“0”) in the space following his name below. To exercise cumulative voting by casting two or more votes per share for any individual nominee(s), write the number of votes cast for the nominee in the space following his name. Each share of common stock is entitled to three votes, in the aggregate.)

+

	For	Against	Number of Votes		For	Against	Abstain
01 - Robert E. Anderson	☐	☐	____________	2. Ratification of the selection of Vitale, Caturano & Company, P.C. as the Company’s Independent Auditors for 2009.	☐	☐	☐
02 - Michael W. Caron	☐	☐	____________
03 - Nathan L. Grass	☐	☐	____________

B Non-Voting Items

Change of Address – Please print new address below.

C Authorized Signatures – This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

▼	IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.	▼

Proxy — Maine & Maritimes Corporation

Notice of 2009 Annual Meeting of Shareholders

G. Melvin Hovey Operations Center

Maine Public Service Company

10 Parkhurst Siding Road, Presque Isle, ME 04769

Solicited by the Board of Directors for Annual Meeting – May 12, 2009, at 9:30 a.m.

Patrick C. Cannon, Secretary and Clerk, and Michael I. Williams, Assistant Secretary; or any one or more of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Maine & Maritimes Corporation to be held on May 12, 2009, or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees in Proposal 1 and FOR Proposal 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)